                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2007
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                             NESS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-50954                   98-0346908
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv    61580 Israel
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         (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      On May 27,  2007,  Tuvia  Feldman,  Executive  Vice  President  and  Chief
Operating Officer, and Uri Ben-Ari, Executive Vice President and Chief Marketing
Officer,  and Ness Technologies,  Inc. (the "Company") agreed that they would be leaving their positions within the Company.  On May 29, 2007, the Company issued a press release announcing these events. The Company further stated that Messrs.
Feldman  and  Ben-Ari  will  continue  to support  the Company in their areas of professional activity and will aid the Company in an orderly transition process.
The Company has not yet identified their replacements.

      A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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        99.1            Press Release of the Company dated May 29, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    NESS TECHNOLOGIES, INC.

Dated: May 30, 2007
                                    By: /s/ Ilan Rotem
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                                        Name:  Ilan Rotem
                                        Title: Secretary and General Counsel